EXHIBIT 20.1

College Loan Corporation Trust I Series 2003-2, Series 2004-1, and 2005-1
Statement to Note Holders
As of and for the period ended: 09/30/2005

Pursuant to section 11.04 of the Trust Indenture, the following is provided to the trustee by the issuer. The information shown below has not been independently verified, however it is believed to be accurate to the best of the issuer’s knowledge.

(a)	the amount of payments with respect to each series of Notes paid with respect to principal during September 2005;

                           Series     Class     Principal Paid
                           ------     -----     --------------

                            2002       A-1                  $0
                            2002       A-2                  $0
                            2002       A-3                  $0
                            2002       A-4                  $0
                            2002       A-5                  $0
                            2002       A-6                  $0
                            2002       A-7                  $0
                            2002       A-8                  $0
                            2002       A-9                  $0
                            2002       B-1                  $0
                           2002-2      A-10                 $0
                           2002-2      A-11                 $0
                           2002-2      A-12                 $0
                           2002-2      A-13                 $0
                           2002-2      A-14                 $0
                           2002-2      A-15                 $0
                           2002-2      A-16                 $0
                           2002-2      A-17                 $0
                           2002-2      A-18        $15,000,000
                           2002-2      A-19       $100,000,000
                           2002-2      A-20                 $0
                           2002-2      A-21                 $0
                           2002-2      A-22                 $0
                           2002-2      A-23                 $0
                           2002-2      A-24                 $0
                           2002-2      A-25                 $0
                           2002-2      A-26                 $0
                           2002-2      A-27                 $0
                           2002-2      A-28                 $0
                           2002-2      A-29                 $0
                           2002-2      A-30                 $0
                           2002-2      B-2                  $0
                           2002-2      B-3                  $0
                           2002-2      B-4                  $0
                           2003-1      A-1                  $0
                           2003-1      A-2                  $0
                           2003-1      A-3                  $0
                           2003-1      A-4                  $0
                           2003-1      A-5                  $0
                           2003-1      A-6                  $0
                           2003-1      A-7                  $0
                           2003-1      A-8                  $0
                           2003-1      A-9                  $0
                           2003-1      A-10                 $0
                           2003-1      B-1                  $0
                           2003-1      B-2                  $0
                           2003-2      A-1                  $0
                           2003-2      A-2                  $0
                           2003-2      A-3                  $0
                           2004-1      A-1                  $0
                           2004-1      A-2                  $0
                           2004-1      A-3                  $0
                           2004-1      A-4                  $0
                           2004-1      B-1                  $0
                           2005-1      A-1                  $0
                           2005-1      A-2                  $0
                           2005-1      A-3                  $0
                           2005-1      A-4                  $0
                           2005-1      A-5                  $0
                           2005-1      B-1                  $0
(b)	the amount of payments with respect to each series of Notes paid with respect to interest during September 2005;

                            Series     Class     Principal Paid
                            ------     -----     --------------
                              2002      A-1      $           -
                              2002      A-2      $           -
                              2002      A-3      $           -
                              2002      A-4      $        404,873
                              2002      A-5      $        201,319
                              2002      A-6      $        201,597
                              2002      A-7      $        201,597
                              2002      A-8      $        197,145
                              2002      A-9      $        55,569
                              2002      B-1      $        120,826
                             2002-2     A-10     $        283,060
                             2002-2     A-11     $        281,540
                             2002-2     A-12     $        283,060
                             2002-2     A-13     $        276,160
                             2002-2     A-14     $        273,100
                             2002-2     A-15     $        276,160
                             2002-2     A-16     $        279,240
                             2002-2     A-17     $        281,540
                             2002-2     A-18     $        189,650
                             2002-2     A-19     $        300,240
                             2002-2     A-20     $        299,852
                             2002-2     A-21     $        341,301
                             2002-2     A-22     $        341,301
                             2002-2     A-23     $        341,301
                             2002-2     A-24     $        323,164
                             2002-2     A-25     $        323,164
                             2002-2     A-26     $        323,164
                             2002-2     A-27     $        312,803
                             2002-2     A-28     $        312,803
                             2002-2     A-29     $        312,803
                             2002-2     A-30     $        312,803
                             2002-2     B-2      $        115,072
                             2002-2     B-3      $        116,600
                             2002-2     B-4      $        112,920
                             2003-1     A-1      $            -
                             2003-1     A-2      $        276,160
                             2003-1     A-3      $        557,700
                             2003-1     A-4      $        283,460
                             2003-1     A-5      $        283,520
                             2003-1     A-6      $        281,540
                             2003-1     A-7      $        273,860
                             2003-1     A-8      $        273,860
                             2003-1     A-9      $            -
                             2003-1     A-10     $            -
                             2003-1     B-1      $         71,920
                             2003-1     B-2      $         70,575
                             2003-2     A-1      $            -
                             2003-2     A-2      $            -
                             2003-2     A-3      $            -
                             2004-1     A-1      $            -
                             2004-1     A-2      $            -
                             2004-1     A-3      $            -
                             2004-1     A-4      $            -
                             2004-1     B-1      $        293,040
                             2005-1     A-1      $            -
                             2005-1     A-2      $            -
                             2005-1     A-3      $            -
                             2005-1     A-4      $            -
                             2005-1     A-5      $            -
                             2005-1     B-1      $        116,600
(c)	the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over; Carry over amounts $0.00

(d)	the principal balance of Financed Student Loans as of the close of business on the last day of September 2005; Principal Balance of Financed Student Loans $6,419,608,529

(e)	the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of September 2005, after giving effect to payments allocated to principal reported under paragraph (a) above;

                              Series     Class     Principal Paid
                              ------     -----     --------------
                              2002       A-1       $        -
                              2002       A-2       $        -
                              2002       A-3       $        -
                              2002       A-4       $  73,000,000
                              2002       A-5       $  73,000,000
                              2002       A-6       $  73,000,000
                              2002       A-7       $  73,000,000
                              2002       A-8       $  73,000,000
                              2002       A-9       $  19,900,000
                              2002       B-1       $  42,000,000
                             2002-2     A-10       $ 100,000,000
                             2002-2     A-11       $ 100,000,000
                             2002-2     A-12       $ 100,000,000
                             2002-2     A-13       $ 100,000,000
                             2002-2     A-14       $ 100,000,000
                             2002-2     A-15       $ 100,000,000
                             2002-2     A-16       $ 100,000,000
                             2002-2     A-17       $ 100,000,000
                             2002-2     A-18       $  52,000,000
                             2002-2     A-19       $        -
                             2002-2     A-20       $ 100,000,000
                             2002-2     A-21       $ 100,000,000
                             2002-2     A-22       $ 100,000,000
                             2002-2     A-23       $ 100,000,000
                             2002-2     A-24       $ 100,000,000
                             2002-2     A-25       $ 100,000,000
                             2002-2     A-26       $ 100,000,000
                             2002-2     A-27       $ 100,000,000
                             2002-2     A-28       $ 100,000,000
                             2002-2     A-29       $ 100,000,000
                             2002-2     A-30       $ 100,000,000
                             2002-2      B-2       $  40,000,000
                             2002-2      B-3       $  40,000,000
                             2002-2      B-4       $  40,000,000
                             2003-1      A-1       $        -
                             2003-1      A-2       $ 100,000,000
                             2003-1      A-3       $ 100,000,000
                             2003-1      A-4       $ 100,000,000
                             2003-1      A-5       $ 100,000,000
                             2003-1      A-6       $ 100,000,000
                             2003-1      A-7       $ 100,000,000
                             2003-1      A-8       $ 100,000,000
                             2003-1      A-9       $        -
                             2003-1     A-10       $        -
                             2003-1      B-1       $  25,000,000
                             2003-1      B-2       $  25,000,000
                             2003-2      A-1       $  25,000,000
                             2003-2      A-2       $ 646,800,000
                             2003-2      A-3       $ 308,200,000
                             2004-1      A-1       $ 293,000,000
                             2004-1      A-2       $ 307,000,000
                             2004-1      A-3       $ 400,000,000
                             2004-1      A-4       $ 200,000,000
                             2004-1      B-1       $ 100,000,000
                             2005-1      A-1       $ 216,000,000
                             2005-1      A-2       $ 393,000,000
                             2005-1      A-3       $ 300,000,000
                             2005-1      A-4       $ 214,000,000
                             2005-1      A-5       $ 137,000,000
                             2005-1      B-1       $  40,000,000
(f)	the interest rate for any series of variable rate Notes for September 2005, indicating how such interest rate is calculated;

                   Series     Class    Interest Rate        Interest Calculation
                   ------     -----    -------------        --------------------
                     2002      A-1            n/a           28-Day Auction Rate
                     2002      A-2            n/a           28-Day Auction Rate
                     2002      A-3            n/a           28-Day Auction Rate
                     2002      A-4         3.709%           28-Day Auction Rate
                     2002      A-5         3.683%           28-Day Auction Rate
                     2002      A-6         3.673%           28-Day Auction Rate
                     2002      A-7         3.690%           28-Day Auction Rate
                     2002      A-8         3.600%           28-Day Auction Rate
                     2002      A-9         3.713%           28-Day Auction Rate
                     2002      B-1         3.842%           28-Day Auction Rate
                    2002-2     A-10        3.735%           28-Day Auction Rate
                    2002-2     A-11        3.727%           28-Day Auction Rate
                    2002-2     A-12        3.717%           28-Day Auction Rate
                    2002-2     A-13        3.683%           28-Day Auction Rate
                    2002-2     A-14        3.667%           28-Day Auction Rate
                    2002-2     A-15        3.676%           28-Day Auction Rate
                    2002-2     A-16        3.713%           28-Day Auction Rate
                    2002-2     A-17        3.739%           28-Day Auction Rate
                    2002-2     A-18        3.737%           28-Day Auction Rate
                    2002-2     A-19        3.653%           28-Day Auction Rate
                    2002-2     A-20        3.786%           28-Day Auction Rate
                    2002-2     A-21        3.790%           28-Day Auction Rate
                    2002-2     A-22        3.790%           28-Day Auction Rate
                    2002-2     A-23        3.790%           28-Day Auction Rate
                    2002-2     A-24        3.824%           28-Day Auction Rate
                    2002-2     A-25        3.824%           28-Day Auction Rate
                    2002-2     A-26        3.824%           28-Day Auction Rate
                    2002-2     A-27        3.799%           28-Day Auction Rate
                    2002-2     A-28        3.799%           28-Day Auction Rate
                    2002-2     A-29        3.799%           28-Day Auction Rate
                    2002-2     A-30        3.799%           28-Day Auction Rate
                    2002-2     B-2         3.817%           28-Day Auction Rate
                    2002-2     B-3         3.820%           28-Day Auction Rate
                    2002-2     B-4         3.776%           28-Day Auction Rate
                    2003-1     A-1            n/a            7-Day Auction Rate
                    2003-1     A-2         3.680%           28-Day Auction Rate
                    2003-1     A-3         3.703%           28-Day Auction Rate
                    2003-1     A-4         3.717%           28-Day Auction Rate
                    2003-1     A-5         3.715%           28-Day Auction Rate
                    2003-1     A-6         3.693%           28-Day Auction Rate
                    2003-1     A-7         3.662%           28-Day Auction Rate
                    2003-1     A-8         3.678%           28-Day Auction Rate
                    2003-1     A-9            n/a           28-Day Auction Rate
                    2003-1     A-10           n/a           28-Day Auction Rate
                    2003-1     B-1         3.803%           28-Day Auction Rate
                    2003-1     B-2         3.793%           28-Day Auction Rate

                                   Weighted Average            Weighted Average
                Series      Class     Libor Rate     Spread          Rate         Interest Calculation
                ------      -----     ----------     ------          ----         --------------------
                2003-2       A-1        3.65000%     0.03000%      3.68000%       Floating Rate Note
                2003-2       A-1        3.65000%     0.03000%      3.68000%       Floating Rate Note
                2003-2       A-2        3.65000%     0.14000%      3.79000%       Floating Rate Note
                2003-2       A-3        3.65000%     0.20000%      3.85000%       Floating Rate Note
                2004-1       A-1        3.65000%     0.05000%      3.70000%       Floating Rate Note
                2004-1       A-2        3.65000%     0.11000%      3.76000%       Floating Rate Note
                2004-1       A-3        3.65000%     0.16000%      3.81000%       Floating Rate Note
                2004-1       A-4        3.65000%     0.19000%      3.84000%       Floating Rate Note
                2004-1       B-1                                     3.881%      28-Day Auction Rate
                2005-1       A-1        3.65000%     0.03000%      3.68000%       Floating Rate Note
                2005-1       A-2        3.65000%     0.10000%      3.75000%       Floating Rate Note
                2005-1       A-3        3.65000%     0.12000%      3.77000%       Floating Rate Note
                2005-1       A-4        3.65000%     0.15000%      3.80000%       Floating Rate Note
                2005-1       A-5        3.65000%     0.20000%      3.85000%       Floating Rate Note
                2005-1       B-1                                     3.885%      28-Day Auction Rate
(g)	the amount of the servicing fees allocated to the Servicers as of the close of business on the last day of September 2005;

Servicing fees $1,333,359

(h)	the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Trustee, the Eligible Lender Trustee and the Verification Agent, all allocated as of the close of business on the last day of September 2005;

                                     Fee                    Amount
                                     ---                    ------
                                    Administration      $1,096,201
                                     Auction Agent          $9,496
                                      Market Agent              $0
                                 Calculation Agent              $0
                                     Broker-Dealer        $571,905
                                  Delaware Trustee              $0
                                           Trustee         $60,909
                           Eligible Lender Trustee              $0
                                Verification Agent               *
                 *Verification Agent fees are included in Trustee fees above
(i)	the amount of principal and interest received during September 2005 relating to Financed Student Loans;

Amount of principal and interest received $106,424,815

(j)	the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of September 2005;

         Amount of payment attributable to amounts in the Reserve Fund                $0
         Amount of any other withdrawals from the Reserve Fund                  $862,500
         Ending Balance of Reserve Fund                                      $51,216,750
(k)	the portion, if any, of the payments made on the Notes as described in sections (a) or (b) above during September 2005 attributable to amounts on deposit in the Acquisition Fund;

Payments from the Acquisition Fund $0

(l)	the aggregate amount, if any, paid by the Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during September 2005;

Amounts paid to acquire Student Loans $1,869,862

(m)	the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Debt Service Fund;

Amounts in Acquisition fund to be transferred to the Debt Service Fund $0

(n)	the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during September 2005;

Amounts paid for Financed Student Loans purchased from the Trust $0

(o)	the number and principal amount of Financed Student Loans, as of the close of business on the last day of September 2005, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

                                                          Number            Amount
                                                          ------            ------
             (i)  0 to 30 days delinquent              570,913        6,064,971,078
            (ii)  31 to 60 days delinquent              12,501          129,060,991
           (iii)  61 to 90 days delinquent               7,711           64,563,338
            (iv)  91 to 120 days delinquent              4,757           42,138,274
             (v)  > 120 day delinquent                  14,736          104,610,634
            (vi)  & claims filed                         2,352           14,264,214
                                                         -----           ----------
                  Total                                612,970        6,419,608,529
(p)	the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of September 2005; and

Value of the Trust Estate $6,806,561,261 Outstanding Principal amount of the Notes $6,828,900,000

(q)	the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment as of the close of business on the last day of September 2005.

                                                                                   Number      Percentage
                                                                                   ------      ----------
           (i)       Outstanding rejected federal reimbursement claims                27             *
           (ii)      Financed Student Loans in forbearance                        36,926         9.11%
           (iii)     Financed Student Loans in deferment                          62,406        12.80%
           * Less than 0.01%